UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2021 (May 28, 2021)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place
Norfolk, Virginia 23510-2191	757-629-2680
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

See description under Item 2.03.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 28, 2021, Norfolk Southern Corporation (the “Registrant”) and certain of its subsidiaries entered into an Amended and Restated Transfer and Administration Agreement, attached hereto as Exhibit 10.1 (the “Agreement”), which renews and amends and restates the Registrant’s receivables securitization facility (the “Facility”), which was originally entered into on November 8, 2007.  The Agreement, among other things, extends the commitment date of the Facility through May 27, 2022 and incorporates recent hardwired fallback language recommended by the Alternative Reference Rates Committee (ARRC) for U.S. dollar LIBOR denominated syndicated loans.

The parties to the Agreement are the Registrant; Norfolk Southern Railway Company (“NSR”), the Registrant’s wholly-owned operating subsidiary, as Originator and as Servicer; Thoroughbred Funding, Inc., a wholly-owned subsidiary of NSR; the Conduit Investors from time to time party thereto; the Committed Investors from time to time party thereto; SMBC Nikko Securities America, Inc., as the Administrative Agent for the Investors and as a Managing Agent; and the remaining Managing Agents from time to time party thereto.

The maximum borrowing capacity under the Facility is $400 million and, as of the date hereof, there were no amounts outstanding under the Facility. The Agreement is subject to customary events of default.

With respect to the other parties to the Agreement, the Registrant has or may have had customary banking relationships based on the provision of a variety of financial services, including pension fund, cash management, investment banking, and equipment financing and leasing services.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Amended and Restated Transfer and Administration Agreement dated as of May 28, 2021 (Certain Exhibits and Schedules have been omitted from the filed copy of this Agreement. The Registrant will furnish supplementally a copy of such Exhibits and Schedules to the Securities and Exchange Commission upon request.).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  May 28, 2021